o 191 P-1
  191 PA-1
                         SUPPLEMENT DATED MARCH 3, 2005
                              TO THE PROSPECTUS OF
                     TEMPLETON GLOBAL SMALLER COMPANIES FUND
                                 CLASS A, B & C
                                  ADVISOR CLASS
                              DATED JANUARY 1, 2005

The prospectus is amended as follows:

On March 1, 2005, the Board of Trustees of Templeton Global Smaller Companies Fund approved a change in the definition of smaller companies in whose securities the Fund may invest. The section entitled "Goal and Strategies - Smaller Companies" on page 3 is replaced with the following:

 SMALLER COMPANIES

 The manager employs a strategy of investing in securities of companies with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Fund, provided that its market capitalization does not exceed $4 billion. The result may be that the Fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion.

 For purposes of monitoring the Fund's compliance with the requirement that it invest mainly in the equity securities of smaller companies, smaller companies are defined as those with market capitalizations that do not exceed $4 billion. The Fund will invest at least 80% of net assets in securities with market capitalizations of not more than $4 billion.

 In some emerging markets the Fund may invest in companies that qualify as small cap but still are among the largest in that market.

               Please keep this supplement for future reference.